LORD ABBETT GLOBAL FUND
Lord Abbett Emerging Markets Currency Fund

Supplement dated January 31, 2012 to the
Prospectus dated September 26, 2011

The following replaces the subsection titled “Management – Portfolio Manager” on page 11 of the prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since

Leah G. Traub, Portfolio Manager and Director	2007
David B. Ritt, Portfolio Manager	2009

The following replaces the subsections titled “Portfolio Managers” and “Emerging Markets Currency Fund” contained in the section titled “Management and Organization of the Funds” on page 38 of the prospectus:

Portfolio Managers. Each Fund is managed by an experienced portfolio manager or a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide country, issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Emerging Markets Currency Fund. Leah G. Traub, Portfolio Manager and Director, and David B. Ritt, Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund. Ms. Traub joined Lord Abbett in 2007 as a quantitative analyst, providing quantitative support for Lord Abbett’s Fixed Income and International Equity products. She has served as a quantitative analyst for the Fund since joining Lord Abbett. Previously, she was a Research Economist at Princeton Economics Group (2006–2007) and a Teaching Assistant and Lecturer at Rutgers University’s Economics Department (2004–2007). Ms. Traub has been a member of the team since 2007. Mr. Ritt joined Lord Abbett in 2006 as an associate portfolio manager on Lord Abbett’s Taxable Fixed Income investment team. Mr. Ritt has been a member of the Fund’s investment team since 2009.

Please retain this document for your future reference.

LORD ABBETT GLOBAL FUND
Lord Abbett Emerging Markets Currency Fund

Supplement dated January 31, 2012 to the
Statement of Additional Information dated September 26, 2011

1.	The following replaces the second paragraph in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 39 of the statement of additional information:

Emerging Markets Currency Fund. The portfolio management team is headed by Leah G. Traub. Assisting Ms. Traub is David B. Ritt. Ms. Traub and Mr. Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

2.

The following replaces the rows of the table regarding the Emerging Markets Currency Fund in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” on page 40 of the statement of additional information:

		Other Accounts Managed+ (Number of Accounts and Total Net Assets)

Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Emerging Markets	Leah G. Traub	0	0/$0	0/$0
Currency Fund	David B. Ritt*	0	0/$0	0/$0

+	Total net assets are in millions.
*	The amount shown is as of December 31, 2011.

3.

The following replaces the rows of the table regarding the Emerging Markets Currency Fund in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on page 41 of the statement of additional information:

Dollar Range of Shares in the Fund

Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

Emerging Markets	Leah G. Traub			X
Currency Fund	David B. Ritt+		X

+The amount shown is as of January 3, 2012.

Please retain this document for your future reference.